UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2026

Tamboran Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-42149	93-4111196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue, Barangaroo NSW 2000
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: Australia +61 2 8330 6626

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TBN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On October 16, 2026, the board of directors (the “Board”) of Tamboran Resources Corporation (the “Company”) appointed
Todd Abbott as Managing Director of the Company, in addition to his role as Chief Executive Officer, effective on October 19, 2026.
In connection with his appointment, Mr. Abbott was appointed as a Class II director, to serve for a term expiring at the annual meeting of stockholders in 2028 or until his earlier death, resignation or removal. Mr. Abbott has not been appointed to any committee of the
Board.
Biographical information regarding Mr. Abbott is set forth under the heading “Information About our Executive Officers” in
Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2026 (the “Form 10-K”), filed with the Securities and Exchange Commission on September 25, 2026, and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Abbott and any other person pursuant to which he was selected as
Managing Director. There are no family relationships between Mr. Abbott and any director or executive officer of the Company, and
Mr. Abbott has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation
S-K.
As an executive director, Mr. Abbott will not receive additional compensation for his service on the Board. In connection with his appointment, the Company will enter into an indemnification agreement with Mr. Abbott in the form of the indemnification agreement attached as Exhibit 10.1 to the Form 10-K.
Item 7.01Regulation FD Disclosure.
On October 19, 2026, the Company issued a press release (the “Press Release”) announcing the matters set forth under Item
5.02. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 7.01 and the Press Release shall be considered “furnished” and shall not be deemed
“filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.
Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 19, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMBORAN RESOURCES CORPORATION

Date: October 19, 2026	By:	/s/ Eric Dyer
Eric Dyer Chief Financial Officer